GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Ashok N. Bakhru

Ashok N. Bakhru

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ John P. Coblentz, Jr.

John P. Coblentz, Jr.

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Patrick T. Harker

Patrick T. Harker

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ John M. Perlowski

John M. Perlowski

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Mary Patterson McPherson

Mary Patterson McPherson

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Alan A. Shuch

Alan A. Shuch

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Wilma J. Smelcer

Wilma J. Smelcer

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Richard P. Strubel

Richard P. Strubel

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Benjamin Archibald, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: May 11, 2006

/s/ Kaysie P. Uniacke

Kaysie P. Uniacke